UNITED STATES

                SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549


                             FORM 8-K

                          CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF
1934


Date of Report                August 19, 1998 (July 31, 1998)
(Date of earliest event reported)


                  ENTERTAINMENT PROPERTIES TRUST
      (Exact name of Registrant as specified in its charter)


     Maryland       43-179877
(State or other jurisdiction of Incorporation)    (Commission
File Number)   (I.R.S. Employer Identification No.)

One Kansas City Place
1200 Main Street, Suite 3250, Kansas City, Missouri    64105
(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code(816) 472-1700



_________________________________________________________________
  (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS

     Entertainment Properties Trust (the "Company") issued a press release on July 31, 1998, a copy of which is attached hereto as Exhibit 99 and is incorporated herein by reference, announcing that Entertainment Properties Trust was added to the Russell 2000 Index.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits. The following Exhibits are filed with this report:


Exhibit No.         Description

     99        Press Release, issued July 31, 1998.


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   ENTERTAINMENT PROPERTIES TRUST

                                   By:  /s/ R. Scott Christian
                                   R. Scott Christian, Treasurer


Date:       August 19, 1998